EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Kingsway Financial Services Inc. (the “Company”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Kent A. Hansen, the Chief Financial Officer and Principal Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2022

By /s/ Kent A. Hansen

Kent A. Hansen, Chief Financial Officer and Executive Vice President

(Principal Financial Officer)